Exhibit 10.7

SECOND AMENDMENT TO CREDIT AGREEMENT

AND ASSUMPTION AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT AND ASSUMPTION AGREEMENT (this “Agreement”), is entered into as of July 10, 2019, by and among LIBERTY TAX, INC., a Delaware corporation (“Liberty TopCo”), FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company (“New Liberty Tax”), FRANCHISE GROUP INTERMEDIATE L 1, LLC, a Delaware limited liability company (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto, and CITIZENS BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, Liberty TopCo, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 16, 2019 (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby);

WHEREAS, Liberty TopCo and the Parent are parties to the Agreement of Merger and Business Combination Agreement, dated as of the date hereof, with the other parties thereto (the “Business Combination Agreement”), and desire to effect the transactions described therein and the other 2019 Reorganization Transactions (as defined below); and

WHEREAS, upon the consummation of the 2019 Restructuring Transactions (as defined below), Liberty TopCo will own a majority of the outstanding Equity Interests of the Parent and will control the Parent; the Parent will be the direct owner, legally and beneficially, of all of the issued and outstanding Equity Interests of Holdings, and Holdings will be the direct owner, legally and beneficially, of all of the issued and outstanding Equity Interests in New Liberty Tax; and

WHEREAS, in connection with the 2019 Restructuring Transactions, Liberty TopCo will contribute all of its assets (the “Contributed Assets”) to the Parent, the Parent will contribute the Contributed Assets to Holdings, and Holdings will contribute the Contributed Assets to New Liberty Tax, which Contributed Assets will remain subject to the Liens of the Collateral Documents (collectively, the “Asset Contribution”); and

WHEREAS, in connection with the 2019 Reorganization Transactions, Liberty TopCo will be released as the Borrower under the Credit Agreement and replaced in that capacity by New Liberty Tax, with New Liberty Tax assuming all obligations of Liberty TopCo under and in respect of the Secured Obligations, and Holdings will become a Guarantor of the Secured Obligations pursuant to the Holdings Guarantee (collectively, together with the Asset Contribution, the “2019 Contribution”); and

WHEREAS, the Loan Parties wish to amend the Credit Agreement on the terms set forth herein, and the consent of all of the Lenders hereunder is required for such amendment; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided for herein;

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.              Interpretation.

1.1           Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.3, 1.4, 1.5, 1.6 and 1.7 of the Credit Agreement.

Section 2.              Assumption. As of the Second Amendment Effective Date, Liberty TopCo hereby assigns to New Liberty Tax all rights of Liberty TopCo, and New Liberty Tax hereby assumes from Liberty TopCo all indebtedness, obligations and liabilities of Liberty TopCo, in, to and under the Credit Agreement and the other Loan Documents, whether arising before, on or after the effective date hereof. Liberty TopCo is hereby released from any and all indebtedness, obligations and liabilities under, and is deemed no longer a party to, the Loan Documents.

Section 3.              Amendment to Credit Agreement.

As of the Second Amendment Effective Date:

(a)            Section 1.1 of the Credit Agreement is hereby amended by restating each of the following definitions in its entirety as follows:

“Borrower” means Franchise Group Intermediate L 2, LLC, a Delaware limited liability company.

“Change of Control” means an event or series of events by which (a) any Person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Agreement Date) other than Permitted Investors shall own directly or indirectly, beneficially or of record, shares representing more than the lesser of (i) 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Liberty TopCo on a fully diluted basis or (ii) the aggregate ordinary voting power represented by the Equity Interests of Liberty TopCo held by the Permitted Investors, (b) Liberty TopCo shall fail to own directly, free and clear of all Liens or other encumbrances, more than 50% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of the Parent on a fully diluted basis or shall fail to control the Parent, (c) the Parent shall fail to own directly, free and clear of all Liens or other encumbrances, 100% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of Holdings on a fully diluted basis, (d) Holdings shall fail to own directly, free and clear of all Liens or other encumbrances (other than Liens created pursuant to any Loan Document), 100% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of the Borrower on a fully diluted basis, (e) the Borrower shall fail to own, directly or indirectly, free and clear of all Liens or other encumbrances (other than Liens created pursuant to any Loan Document), 100% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of each of its Subsidiaries (or such lesser percentage as may be owned, directly or indirectly, as of the Closing Date or the later acquisition thereof) except where such failure is as a result of a transaction permitted by the Loan Documents or (f) any change in control (or similar event, however denominated) with respect to any Loan Party or any of its Subsidiaries shall occur under and as defined in any indenture or agreement in respect of Indebtedness in an outstanding principal amount in excess of the Threshold Amount to which any Loan Party or any of its Subsidiaries is a party.

“Disposition” means, with respect to any Person, the sale, transfer, license, lease or other disposition (including any sale leaseback and any sale or issuance of Equity Interests including by way of a merger) by such Person to any other Person, with or without recourse, of (a) any notes or accounts receivable or any rights and claims associated therewith, (b) any Equity Interests of any Subsidiary (other than directors’ qualifying shares), or (c) any other assets, provided, however, that none of the following shall constitute a Disposition: (i) any sale, transfer, license, lease or other disposition by (A) a Loan Party (other than Holdings) to another Loan Party (other than Holdings) or (B) a Non-Loan Party Subsidiary to another Non-Loan Party Subsidiary, in each case, on terms which are no less favorable than are obtainable from any Person which is not one of its Affiliates, (ii) the collection of accounts receivable and other obligations in the ordinary course of business, (iii) sales of inventory in the ordinary course of business, and (iv) dispositions of substantially worn out, damaged, uneconomical, surplus or obsolete equipment, equipment that is no longer useful in the business of the Borrower or its Subsidiaries. Each of the terms “Dispose” and “Disposed” when used as a verb shall have an analogous meaning.

“Guarantors” means (a) each Subsidiary Guarantor, (b) Holdings and (c) each other Person that becomes a party to the Guarantee Agreement as a Guarantor.

“Permitted Investors” means Vintage Capital Management, LLC, together with its Affiliates and controlling persons.

(b)            Section 1.1 the Credit Agreement is hereby further amended by adding the following defined terms in appropriate alphabetical order:

“2019 Contribution” has the meaning assigned to such term in the Second Amendment.

“2019 Contribution Documentation” means (a) the Contribution Agreement between Liberty TopCo and the Parent, (b) the Contribution Agreement between the Parent and Holdings, and (c) the Contribution Agreement between Holdings and the Borrower, each dated as of the Second Amendment Effective Date.

“2019 Restructuring Transaction Documents” means the Business Combination Agreement, the 2019 Contribution Documents, the Voting Agreements, the Tax Receivable Agreement, and the Subscription Agreements.

“2019 Restructuring Transactions” means the transactions contemplated by the 2019 Restructuring Transaction Documents, including the 2019 Contribution Documentation, the conversion of JTH Tax, Inc., LTS Software Inc. and WeFile Inc. from corporations into limited liability companies, and the direct or indirect acquisition by the Parent of all of the outstanding equity interests of Buddy’s Newco, LLC, a Delaware limited liability company.

“Business Combination Agreement” has the meaning assigned to such term in the Second Amendment.

“Holding Company” means each of the Parent and Holdings.

“Holdings” has the meaning assigned to such term in the Second Amendment.

“Liberty TopCo” has the meaning assigned to such term in the Second Amendment.

“Parent” means Franchise Group New Holdco, LLC, a Delaware limited liability company.

“Permitted Tax Distributions” means, for any taxable period in which each of Holdings and the Borrower is a partnership or an entity disregarded from a partnership for U.S. federal, state and/or local income tax purposes, distributions by the Borrower to Holdings, which will in turn be distributed by Holdings, to permit its direct or indirect equity owners to pay the U.S. federal, state and/or local income taxes attributable to their respective distributable shares of the taxable income of the Borrower (treated as a regarded entity) and its direct or indirect subsidiaries for such taxable period; provided that, for each such taxable period, the amount of such distributions made in respect of such taxable period in the aggregate shall not exceed the amount that the Borrower would have been required to pay in federal, state and/or local income taxes as a stand-alone corporation governed by Subchapter C of Chapter 1 of Subtitle A of the Code (and similar provisions under state and/or local laws), taking into account prior year losses, reduced by any such income taxes directly paid by the Borrower and any of its Subsidiaries; provided further that the taxable income of the Borrower and its direct or indirect subsidiaries for any taxable period shall include any increases thereto as a result of any tax examination, audit or adjustment, and shall be deemed to include for this purpose, any taxable income of Liberty Topco with respect to any taxable period (or portion thereof) ending on or prior to the date hereof.  For the avoidance of doubt, subject to the following sentence, the Borrower shall take into account any step-up in the basis of the property of Holdings and its Subsidiaries resulting from the 2019 Restructuring Transactions.  Notwithstanding the foregoing, for the purpose of calculating Permitted Tax Distributions, any step-up in the basis of the property of Parent and its direct or indirect subsidiaries resulting from any exchange of equity of Parent for equity of Liberty Topco shall not be taken into account.  Permitted Tax Distributions may be made quarterly based on the Borrower’s good faith estimate of the taxable income of the Borrower (treated as a regarded entity) and its direct or indirect subsidiaries for the entire taxable period; provided, however, that to the extent estimated Permitted Tax Distributions made exceed the total Permitted Tax Distributions as finally determined for such taxable period, Permitted Tax Distributions shall be reduced in the subsequent taxable period.

“Second Amendment” means the second amendment to credit agreement and assumption agreement, dated as of July 10, 2019, relating to this Agreement.

“Second Amendment Effective Date” means the date designated as such pursuant to the Second Amendment.

“Subscription Agreements” means, collectively, those certain Subscription Agreements, dated as of the Second Amendment Effective Date, by and between Liberty TopCo and Tributum LP, a Delaware limited partnership.

“Subsidiary Guarantors” means each Subsidiary that executes and delivers the Guarantee Agreement and each other Domestic Subsidiary of the Borrower that becomes party thereto in by the execution and delivery of a Subsidiary Joinder Agreement, and the permitted successors and assigns of each such Person.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of the Second Amendment Effective Date, among Liberty TopCo and the other parties thereto.

“Voting Agreements” means each of the voting agreements, dated as of the Second Amendment Effective Date, by and between each of each Buddy’s Member (as defined in the Closing Date Merger Agreement), Vintage Capital Management, LLC, B. Riley Financial Inc. and certain of their respective affiliates, on the one hand, and Liberty Tax, Inc., on the other hand.

3.2           The definition of “Consolidated EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended (a) by restating clause (a)(i) thereof as follows:

(i)       federal, state, local and foreign income or franchise taxes of such Person and its Subsidiaries paid or payable in cash during such period, and Permitted Tax Distributions paid in cash during such period; plus and (b) by restating clause (a)(vi) thereof as follows:

(vi)       losses, charges and expenses attributed to the 2019 Restructuring Transactions, to the extent paid by the Borrower, payable by the Borrower pursuant to the 2019 Restructuring Transaction Documentation and permitted to be paid hereunder, or attributed to asset Dispositions or the sale or other Disposition of any Equity Interests of any Person other than in the ordinary course of business, the Disposition of any securities or the extinguishment of any Indebtedness; plus

3.3           The definition of “Consolidated Fixed Charges” is hereby amended by restating clause (c) thereof as follows:

(c)       Restricted Payments (including Permitted Tax Distributions) paid during such period, other than, without duplication and without any clause limiting the effect of any other clause, intercompany dividends and distributions by and among the Borrower and the Subsidiaries.

3.4           Section 5.1 of the Credit Agreement is hereby amended by replacing the words “The” at the beginning of the last sentence of such section with the words “Each of Holdings and the”.

3.5           Article VI of the Credit Agreement is hereby amended by adding the following after Section 6.16 of the Credit Agreement:

In addition to the foregoing, the Borrower covenants to cause Holdings to comply with Sections 6.3 through 6.10, and with Section 6.13, as if named in each such Section in addition to the Borrower.

3.6           A new Section 6.17 and a new Section 6.18 are hereby added to the Credit Agreement, reading as follows:

6.17       Corporate Separateness. The Loan Parties shall, and shall cause each of their Subsidiaries to, except as otherwise permitted hereunder or under the other Loan Documents:

(a)       individually or collectively maintain their own deposit and securities accounts, as applicable, and all other accounts, separate from those of any of their Affiliates (other than the Loan Parties and their Subsidiaries) with commercial banking or financial institutions, and prevent such funds from being commingled with the funds of any of their Affiliates (other than the other the Loan Parties and their Subsidiaries);

(b)       to the extent that the Loan Parties and their Subsidiaries and any of their Affiliates (other than the Loan Parties and their Subsidiaries) have offices in the same location, ensure that there shall be a fair and appropriate allocation of overhead costs among them, and the Loan Parties and their Subsidiaries shall bear their fair share of such expenses;

(c)       to the extent that the Loan Parties and their Subsidiaries and any of their Affiliates (other than the Loan Parties and their Subsidiaries) jointly have the benefit of amounts under any contracts, ensure that they contribute to such amounts on a fair and reasonable basis, based on each party’s use and expense;

(d)       issue separate consolidated financial statements from any of their Affiliates (other than the Loan Parties and their Subsidiaries); provided for the avoidance of doubt that the Loan Parties and their Subsidiaries may also be included in the consolidated financial statements of the Parent and Liberty TopCo so long as each other operating business owned by the Parent or Liberty TopCo issues separate consolidated financial statements (which may be consolidated financial statements of Persons engaged in the same operating business) from any of their Affiliates;

(e)       conduct their affairs in their own names and in accordance with their Organization Documents and observe all necessary, appropriate and customary corporate or equivalent formalities, including, but not limited to, holding all regular and special meetings necessary to authorize all their actions, keeping separate and materially accurate minutes of their meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining, in all material respects, accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

(f)       not assume, guarantee, indemnify or grant any security interest in respect of any of the liabilities or other obligations of any of their Affiliates (other than the Loan Parties and their Subsidiaries; and

(g) ensure that each of their Affiliates (other than the Loan Parties and their Subsidiaries) does not assume, guarantee, indemnify or grant any security interest in respect of any of the liabilities or other obligations of any Loan Party or any of their Subsidiaries, or make any Investment in any Loan Party or any Subsidiary of any Loan Party with the proceeds of any Restricted Payment received by such Affiliate (other than a Restricted Payment received from a Loan Party or Subsidiary of a Loan Party) if such Restricted Payment was made with any proceeds of Indebtedness incurred by an Affiliate of a Loan Party (other than the Loan Parties and their Subsidiaries).

6.18. Certain Tax Refunds. The Borrower shall cause the Parent to contribute to Holdings, and Holdings to contribute promptly to the Borrower, any U.S. federal, state and/or local tax refunds received by the Parent, or received by Liberty TopCo and delivered to the Parent, that are attributable to the taxable income of Liberty TopCo.

3.7           Article VII of the Credit Agreement is hereby amended as follows:

(a)            Section 7.1 of the Credit Agreement is amended (i) by replacing the word “Guarantor” with the words “Subsidiary Guarantor” in each of the two instances where such word appears in clause (a)(v) of such Section, and (ii) by inserting the words “Holdings or” after the word “permit” and before the words “or any of its Subsidiaries” where such words appear in subsection (b) of such Section.

(b)            Section 7.3 of the Credit Agreement is amended (i) by replacing the word “Guarantor” with the words “Subsidiary Guarantor” where such word appears in clauses (a)(i), (a)(iii) and (a)(v) of such Section, (ii) by inserting the words “other than Holdings” after the words “a Loan Party” where such words appear in clause (a)(v)(A) of such Section and (iii) by inserting the words “if any Subsidiary Guarantor is a party to such merger or consolidation,” after the reference to Section 7.4 in clause (y) of the proviso to subsection (a)(ii) of such Section.

(c)            Section 7.5 of the Credit Agreement is hereby amended (a) by inserting the following sentence prior to the last sentence thereof:

The Borrower shall not permit Holdings to make any Disposition.

and (b) by replacing the word “To” at the beginning of the last sentence thereof with “Except to the extent conditioned by the relevant waiver or amendment, and except as may otherwise be agreed by the Borrower, to”.

(d)            Section 7.8 of the Credit Agreement is hereby amended by restating subsection (d) thereof as follows:

(d)       The Borrower may make (i) Permitted Tax Distributions and (ii) to the extent constituting a Restricted Payment, the payment of fees and expenses (or the distribution of amounts used to pay such fees and expenses) incurred by Liberty TopCo pursuant to the Business Combination Agreement in connection with the 2019 Restructuring Transactions in an aggregate amount not to exceed $5,000,000.

(e)            Sections 7.9, 7.11, 7.13, 7.14 and 7.15 of the Credit Agreement are each hereby amended by inserting the words “Holdings or” after the words “will not permit” in each instance in which such words appear in such Sections.

(f)             A new Section 7.16 is hereby added to the Credit Agreement, reading as follows:

7.16       Holding Companies. The Borrower shall not permit any Holding Company to engage in any business or activity (including making or holding any Investment, incurring any Indebtedness or Liens, entering into any merger, consolidation or similar transaction or making any Disposition) other than (a) (i) in the case of Holdings, the ownership of all outstanding Equity Interests in the Borrower held by it on the Second Amendment Effective Date after the 2019 Reorganization Transactions and (ii) in the case of the Parent, the ownership of Equity Interests of Holdings and its other Subsidiaries from time to time and, in each case, making capital contributions with respect to Qualified Equity Interests of its Subsidiaries, (b) maintaining its corporate existence, (c) participating in tax, accounting and other administrative activities as the parent of any group of its Subsidiaries constituting part of the consolidated group of companies including such Holding Company, (d) in the case of Holdings, the execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder, to the extent applicable, (e) the execution and delivery of the 2019 Restructuring Transaction Documents to which it is a party and the performance of its obligations thereunder, (f) the maintenance of its capital structure including the issuance, of Equity Interests and entering into those agreements and arrangement incidental thereto, (g) receiving, declaring and making dividends and distributions to the extent permitted by Section 7.8, (h) holding any cash or property received in connection with dividends or distributions or payments permitted under Section 7.8 pending the prompt application of such proceeds to make such payment, to another permitted Restricted Payment or to the investment thereof, directly or indirectly, in the Borrower; (i) holding directors’ and members’ meetings, preparing corporate and similar records and other activities required to maintain its separate existence or other legal structure, (j) preparing reports to, and preparing and making notices to and filings with, Governmental Authorities and to its holders of Equity Interests, (k) in the case of Parent, other transactions in the ordinary course of business (including without limitation the making of Investments and the formation or acquisition of new Subsidiaries) as permitted by its constituent documents, other than the incurrence of Indebtedness or Liens (other than Liens securing deposits relating to Investments by the Parent prior to the consummation thereof) and (l) activities incidental to the businesses or activities described in clauses (a) through (k) of this Section. The Borrower shall not permit Liberty TopCo to incur any Indebtedness of the kind described in clauses (a), (b) or (e) of the definition of “Indebtedness” or, to the extent related thereto, clause (l) of such definition, or any Liens other than Liens securing deposits relating to Investments by Liberty Topco prior to the consummation thereof.

(g)            Section 8.1(d) of the Credit Agreement is hereby amended by replacing the text reading “or 6.16” with “, 6.16 or 6.17”.

(h)            Each of the Exhibits to the Credit Agreement is hereby amended by changing the references to Liberty TopCo to references to New Liberty Tax, as successor in interest to New Liberty TopCo.

Section 4.              Consent. Each of the Lenders hereby consents to the 2019 Restructuring Transactions on the Second Amendment Effective Date and the provisions of this Amendment.

Section 5.              Conditions Precedent; Fees. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which such conditions precedent are satisfied, the “Second Amendment Effective Date”):

(a)            this Amendment shall have been duly executed by New Liberty Tax, Liberty TopCo, Holdings, each other Loan Party, the Administrative Agent and each Lender, and counterparts hereof as so duly executed shall have been delivered to the Administrative Agent;

(b)            all fees of counsel to the Administrative Agent incurred in connection with this Amendment and for which the Borrower shall have received an invoice on or prior to the date hereof, and all fees to Citizens Bank and the Lenders required to be paid in connection herewith, shall have been or will be substantially simultaneously paid;

(c)            the representations and warranties contained in Section 7 of this Amendment shall be true and correct in all material respects, in each case on and as of the Second Amendment Effective Date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d)            the Contributed Assets shall have been contributed by Liberty TopCo to the Parent, by the Parent to Holdings and by Holdings to New Liberty Tax, all pursuant to the 2019 Contribution Documentation and, substantially contemporaneously with the effectiveness of this Amendment, the other transactions contemplated by the 2019 Restructuring Transaction Documents to occur at or prior to the time of the Closing shall have occurred;

(e)       the Security Agreement, the Guarantee Agreement and, to the extent required by the Administrative Agent, the other Collateral Documents, shall have been amended (including by means of an amendment and restatement) to add each of Holdings and New Liberty Tax as a grantor and guarantor under each respective such agreement, and the Loan Parties shall have delivered to the Administrative Agent (i) a Perfection Certificate, (ii) to the extent represented by certificates, the Equity Interests pledged to the Administrative Agent, for the benefit of the Secured Parties, under the Security Agreement, all endorsed in blank, all of the foregoing to be in form and substance satisfactory to the Administrative Agent and (iii) copies of proper financing statements, filed or duly prepared for filing under the Uniform Commercial Code in all United States jurisdictions that the Administrative Agent may deem reasonably necessary in order to perfect and protect the Liens on assets of Holdings and created under the Security Agreement, covering the Collateral described in the Security Agreement;

(f)        [reserved];

(g)       the Organizational Documents of each of Liberty TopCo, the Parent, Holdings and New Liberty Tax, each as modified or established in connection with the 2019 Restructuring Transactions, shall be in form and substance satisfactory to the Administrative Agent. Each Loan Party shall have furnished to the Administrative Agent such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party (after giving effect to the transactions contemplated hereby) as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party, together with such documents and certifications as the Administrative Agent may reasonably require to evidence that each such Loan Party is duly organized, incorporated or formed, and that each Loan Party is validly existing, in good standing in such Loan Party’s jurisdiction of incorporation, organization or formation;

(h)       the Administrative Agent shall have received favorable opinions of Troutman Sanders LLP, in each case as to such matters as the Administrative Agent may reasonably request and in form and substance satisfactory to the Administrative Agent;

(i)        the Administrative Agency shall have received a certificate signed by a Responsible Officer of New Liberty Tax certifying that the conditions specified in Sections 5(c), (d) and (q) have been satisfied;

(j)       the Administrative Agent shall have received evidence satisfactory to it that the obligations under the Subordinated Note shall have been assumed by New Liberty Tax and that Liberty TopCo shall have been released from its obligations thereunder, all in a manner satisfactory to the Administrative Agent;

(k)       the Administrative Agent shall have received a Solvency Certificate attesting to the Solvency of each Loan Party and its Subsidiaries (taken as a whole) on the Closing Date immediately before and after giving effect to the Transactions, from the chief financial officer or an authorized person performing similar function of the Borrower;

(l)       the Administrative Agent shall have received evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as lender’s loss payee and/or additional insured, as applicable, under each insurance policy with respect thereto and all endorsements thereto have been delivered, in each case, in accordance with the terms of the Loan Documents, and the Administrative Agent shall be otherwise satisfied with all of the insurance arrangements of the Loan Parties and their Subsidiaries;

(m)       the Administrative Agent shall have received fully executed copies of the 2019 Restructuring Documentation, certified by a Responsible Officer of New Liberty Tax to be true, correct and complete (together with all material agreements, instruments and other documents delivered in connection therewith), and all of such documentation shall be satisfactory to the Administrative Agent;

(n)       at least five (5) Business Days prior to the Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been requested at least ten (10) Business Days prior to the Closing Date, and a Beneficial Ownership Certification executed by each Borrower that is a “legal entity customer” as defined in the Beneficial Ownership Regulation;

(o)       the Borrower shall have delivered to the Administrative Agency evidence that all required filings with and approvals and consents of the shareholders of any Loan Party, any party to the 2019 Restructuring Transactions and any Governmental Authority shall have been made and obtained;

(p)       the Borrower shall have furnished to the Lenders updated projections, in form and substance satisfactory to the Administrative Agent, giving effect to the 2019 Restructuring Transactions;

(q)       after giving effect to this Amendment as of the Second Amendment Effective Date, no Default or Event of Default shall exist under any of the Loan Documents, and none shall occur as a result of observing any provision hereof or to the consummation of the transactions contemplated hereby;

(r)       the Borrower shall have paid to each Lender, as consideration for its execution and delivery of this Agreement, a consent fee equal to 0.05% of the Commitment of such Lender on the date hereof, which fees shall be deemed earned in full on the date hereof and shall not be subject to rebate or refund for any reason whatsoever; and

(s)       the Second Amendment Effective Date shall have occurred on or before July 10, 2019 (the “Outside Date”).

If the Second Amendment Effective Date shall not have occurred by the Outside Date, then the Borrower shall pay to each Lender, on the Business Day following the Outside Date, the fees that would have been payable to such Lender on the Second Amendment Date under Section 5(b) above had such date occurred on the Outside Date.

Section 6.              Affirmation. Before and after giving effect to the transactions contemplated hereby, each of the Loan Parties hereby (a) consents and agrees to and acknowledges and affirms the terms of this Amendment and (b) further agrees that its respective obligations under the Credit Agreement, the Guarantee Agreement, the Security Agreement and each of the other Loan Documents shall remain in full force and effect and shall be unaffected hereby (except as expressly set forth herein with respect to Liberty TopCo). Without limiting the foregoing, each of the Parent, Holdings and New Liberty Tax acknowledges notice of the Liens of the Collateral Documents on the Contributed Assets and that such Liens will survive the contribution of such assets in connection with the 2019 Contribution.

Section 7.              Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders party hereto on the date hereof and on the Second Amendment Effective Date as follows:

7.1           Power and Authority. It has all requisite power and authority to execute and deliver this Amendment and the other Loan Documents executed and delivered in connection herewith (together with this Amendment, the “Amendment Documentation”) to which it is a party and the 2019 Restructuring Transaction Documentation to which it is a party and to perform its obligations hereunder and thereunder.

7.2           Authorization. It has taken all necessary corporate or limited liability company action, as applicable, to duly authorize the execution and delivery of, and performance of its obligations under, this Amendment, the other Amendment Documentation to which it is a party and the 2019 Restructuring Transaction Documentation to which it is a party, and this Amendment, the other Amendment Documentation to which it is a party and the 2019 Restructuring Transaction Documentation to which it is a party have been duly authorized and duly executed and delivered by its duly authorized officer or officers.

7.3           Non-Violation. The execution and delivery of this Amendment and the other Amendment Documentation to which it is a party and the 2019 Restructuring Transaction Documentation to which it is a party and the performance and observance by it of the terms and provisions hereof and thereof (a) do not violate or contravene its Organization Documents or any applicable laws or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any other agreement, instrument or document binding upon or enforceable against it.

7.4           Validity and Binding Effect. Upon satisfaction of the conditions set forth in Section 5 above, this Amendment and the other Amendment Documentation to which such Loan Party is a party shall constitute a legal, valid and binding agreement of such Loan Party, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

7.5           Representations and Warranties in the Credit Agreement. The representations and warranties of such Loan Party contained in the Credit Agreement as amended hereby are true and correct in all material respects, in each case on and as of the Second Amendment Effective Date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

7.6           No Consent. No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with this Amendment, the other Amendment Documentation to which it is a party and the 2019 Restructuring Transaction Documentation to which it is a party or the execution, delivery, performance, validity or enforceability of this Amendment, the other Amendment Documentation to which it is a party and the 2019 Restructuring Transaction Documentation to which it is a party, except, in each case, consents, exemptions, authorizations, approvals, filings and actions which have been obtained or made and are in full force and effect.

7.7           No Event of Default. No Default or Event of Default exists before the effectiveness of, and none will exist immediately after giving effect to, this Amendment or as a result of observing any provision hereof

7.8           Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against any Loan Party or, to the knowledge of the Borrower, threatened against or affecting the Loan Parties or any of their Subsidiaries (a) that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (b) that involve or affect, or that purport to or could reasonably be expected to involve or affect, any Loan Document, any Amendment Documentation or the 2019 Restructuring Transactions.

7.9           Subsidiaries; Equity Interests; Indebtedness. As of the Second Amendment Effective Date, after giving effect to the 2019 Restructuring Transactions and the Amendment Documentation, no Loan Party has any direct or indirect Subsidiaries or investments (other than Cash Equivalents) in, or joint ventures or partnerships with, any Person, except as disclosed in Schedule 7.9. Such Schedule also sets forth (a) the name and jurisdiction of organization or incorporation of each Subsidiary of Liberty TopCo that has a direct or indirect ownership interest in the Borrower and identifies each Subsidiary of the Borrower that is an Excluded Subsidiary on the Second Amendment Effective Date and (b) the ownership interest of (x) each Loan Party and their respective Subsidiaries in each of their respective Subsidiaries (y) of Liberty TopCo in Parent and (z) of Parent in Holdings, including in each case the percentage of such ownership. Neither any Loan Party nor any of its Subsidiaries has issued any Disqualified Equity Interests and there are no outstanding options or warrants to purchase Equity Interests of any Loan Party (other than the Borrower) or any Subsidiary of any Loan Party of any class or kind, and there are no agreements, voting trusts or understandings with respect thereto or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other rights with respect thereto, whether similar or dissimilar to any of the foregoing. All of the issued and outstanding Equity Interests owned any Loan Party in its Subsidiaries have been duly authorized and issued and are fully paid and non-assessable and are free and clear of all Liens other than, in the case of Equity Interests of Subsidiaries of Holdings, Liens in favor of the Administrative Agent under the Collateral Documents. As of the Second Amendment Effective Date, since the formation of each Holding Company and New Liberty Tax, no such Person has incurred any Indebtedness or other obligations whatsoever, other than obligations under the 2019 Restructuring Documentation and, in the case of Holdings and New Liberty Tax, the Amendment Documentation.

Section 8.              Miscellaneous.

8.1           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.2           Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment.

8.3           Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.4           Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

8.5           Loan Documents Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as modified hereby. Except as otherwise specifically provided, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a Loan Document. Without limiting the foregoing, the Liens of the Collateral Documents on the Contributed Assets shall not be released or terminated as a result of the 2019 Contribution but shall continue to attach to the Contributed Assets after giving effect to the 2019 Restructuring Transactions.

8.6           Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

8.7           Acknowledgments. Each Loan Party hereby acknowledges that:

(a)            it has consulted and been advised by its own legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted its own accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(b)            it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;

(c)            neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(d)            the Lenders have no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;

(e)            the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lenders have no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and

(f)             no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

8.8           Release. Immediately upon the execution and acceptance of this Amendment, each Loan Party and each of their respective successors, assigns, subsidiaries, affiliates, insurers, employees, attorneys, agents, representatives and other persons and/or entities connected therewith, hereby fully and forever compromises, settles, releases, acquits and discharges the Administrative Agent, the Lenders, the Arranger and their respective Affiliates and each of their and their Affiliates’ present, former and future directors, officers, employees, agents, partners, trustees, attorneys, advisors or other representatives and other persons and/or entities connected therewith (collectively, the “Released Parties”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of action (whether at law and/or in equity) and obligations of every nature whatsoever (whether liquidated or unliquidated, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, fixed or contingent) that each Loan Party has, had and/or may claim to have against any of the Released Parties which arise from or relate to any actions which any of the Released Parties have and/or may have taken or have and/or may have omitted to take prior to the date this Agreement was executed and, without limiting the foregoing, with respect to the Credit Agreement and/or any documents executed and/or delivered in connection with the foregoing.

8.9           Reaffirmation by the Loan Parties. Without limiting its obligations under or the provisions of the Credit Agreement, as amended by this Agreement and the other Loan Documents, each Loan Party hereby (a) affirms and confirms its guaranty obligations under the Loan Documents to which it is a party and its pledges, grants, indemnification obligations and other commitments and obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as of the Second Amendment Effective Date after giving effect to this Amendment and the other Amendment Documentation to which it is a party, (b) agrees that each of the Guarantee Agreement and each Collateral Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations under each Loan Document to which it is a party shall continue to be in full force and effect following the effectiveness of this Amendment (and shall apply in all respects to the obligations of New Liberty Tax in respect of the Loan Document Obligations) and (c) confirms that, except with respect to Liberty Parent, all of the Liens and security interests created and arising under the Collateral Documents (including all Liens on the Contributed Assets) remain in full force and effect, and are not released or reduced, as collateral security for the Secured Obligations (including any such Secured Obligations of New Liberty Tax).

8.10         [Reserved].

8.11         Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a signed copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

8.12         Governing Law. This Amendment and each other Loan Document shall be governed by, and construed in accordance with, the laws of the State of New York.

8.13         Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or in any other Loan Document shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

8.14         Waiver of Objection to Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to Agreement or any other Loan Document in any court referred to in Section 8.11. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

8.15         Service of Process. Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Amendment or in the Credit Agreement will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

8.16         Jury Trial Waiver. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

LIBERTY TAX, INC.

By:  /s/ Michael Piper

Name: Michael Piper

Title: Vice President and Chief Financial Officer

JTH TAX LLC (formerly JTH TAX, INC.)

By:  /s/ Michael Piper

Name: Michael Piper

Title: Chief Financial Officer

SIEMPRETAX+ LLC

By: Liberty Tax, Inc., its Manager

By:  /s/ Michael Piper

Name: Michael Piper

Title: Vice President and Chief Financial Officer

JTH FINANCIAL, LLC

By:  /s/ Michael Piper

Name: Michael Piper

Title: Director

WEFILE LLC (formerly WEFILE INC.)

By:  /s/ Michael Piper

Name: Michael Piper

Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

JTH PROPERTIES 1632, LLC

By: JTH Financial, LLC, its Manager

By:  /s/ Michael Piper

Name: Michael Piper

Title: Director

LTS PROPERTIES, LLC

By: JTH Tax LLC (formerly JTH Tax, Inc.), its Manager

By:  /s/ Michael Piper

Name: Michael Piper

Title: Chief Financial Officer

LTS SOFTWARE LLC (formerly LTS SOFTWARE INC.)

By:  /s/ Michael Piper

Name: Michael Piper

Title: Chief Financial Officer

JTH TAX OFFICE PROPERTIES, LLC

By: JTH Tax LLC (formerly JTH Tax, Inc.), its Manager

By:  /s/ Michael Pipe

Name: Michael Piper

Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

360 ACCOUNTING SOLUTIONS LLC

By: JTH Tax LLC (formerly JTH Tax, Inc.), its Manager

By:  /s/ Michael Piper

Name: Michael Piper

Title: Chief Financial Officer

JTH COURT PLAZA, LLC

By: JTH Tax LLC (formerly JTH Tax, Inc.), its Manager

By:  /s/ Michael Piper

Name: Michael Piper

Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

FRANCHISE GROUP INTERMEDIATE L 2, LLC

By:  /s/ Michael Piper

Name: Michael Piper

Title: Chief Financial Officer

FRANCHISE GROUP INTERMEDIATE L 1, LLC

By:  /s/ Michael Piper

Name: Michael Piper

Title: Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

CITIZENS BANK, N.A., as Administrative Agent and as a Lender

By:  /s/ Tracy Van Riper

Name: Tracy Van Riper

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

CIBC BANK USA, as a Lender

By:  /s/ Daniel Costello

Name: Daniel Costello

Title: Group Portfolio Manager

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

First Tennessee Bank, N.A., as a Lender

By:  /s/ Keith A. Sherman

Name: Keith A. Sherman

Title: SVP

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

Atlantic Union Bank (formerly “Union Bank & Trust”), as a Lender

By:  /s/ Peter W. Strauss

Name: Peter W. Strauss

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

Republic Bank & Trust Company, as a Lender

By:  /s/ Robert J. Arnold

Name: Robert J. Arnold

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement and Assumption Agreement]

Schedule 7.9

Capitalization

Name	Jurisdiction of Incorporation or Organization	Owner	Percentage of Ownership	Excluded Subsidiary?	Equity Pledged Pursuant to Security Agreement?
Franchise Group New Holdco, LLC	Delaware	Liberty Tax, Inc.	65%	N/A	N/A
Franchise Group Intermediate L 1, LLC	Delaware	Franchise Group New Holdco, LLC	100%	N/A	N/A
Franchise Group Intermediate L 2, LLC	Delaware	Franchise Group Intermediate L 1, LLC	100%	N/A	N/A
JTH Tax LLC (formerly JTH Tax, Inc.)	Delaware	Franchise Group Intermediate L 2, LLC	100%	No	Yes
SiempreTax+ LLC	Virginia	Franchise Group Intermediate L 2, LLC	100%	No	Yes
JTH Financial, LLC	Virginia	JTH Tax LLC (formerly JTH Tax, Inc.)	100%	No	Yes
Wefile LLC (formerly Wefile Inc.)	Virginia	JTH Tax LLC (formerly JTH Tax, Inc.)	100%	No	Yes
JTH Properties 1632, LLC	Virginia	JTH Financial, LLC	100%	No	Yes
LTS Properties, LLC	Virginia	JTH Tax LLC (formerly JTH Tax, Inc.)	100%	No	Yes
LTS Software LLC (formerly LTS Software Inc.)	Virginia	JTH Tax LLC (formerly JTH Tax, Inc.)	100%	No	Yes
JTH Tax Office Properties, LLC	Virginia	JTH Tax LLC (formerly JTH Tax, Inc.)	100%	No	Yes
360 Accounting Solutions LLC	Virginia	JTH Tax LLC (formerly JTH Tax, Inc.)	100%	No	Yes
JTH Court Plaza, LLC	Virginia	JTH Tax LLC (formerly JTH Tax, Inc.)	100%	No	Yes

Liberty Tax Holding Corporation	Ontario	JTH Tax LLC (formerly JTH Tax, Inc.)	100%	Yes	Yes
Liberty Tax Service, Inc.	Ontario	JTH Tax LLC (formerly JTH Tax, Inc.)	60%	Yes	Yes
Liberty Tax Service, Inc.	Ontario	Liberty Tax Holding Corporation	40%	Yes	No
Trilogy Software, Inc.	Ontario	Liberty Tax Service, Inc.	Approx. 20%	Yes	No